LEASE OF COMMERCIAL PROPERTY



1.   PARTIES:

      Richard Lazes (hereinafter call Lessor) hereby leases to Oil Stop, Inc. (hereinafter called Lessee) annexed hereto the following described premises:

2.   PREMISES:

      11,000 Square feet of warehouse space at 1208 Peters Road, Harvey, Louisiana 70058.

3.   TERM:

      This lease is for a term of one (1) year commencing on the 1st. day of January, 1998.

4.   RENT:

      This lease is made for and in consideration of a monthly rental of Two Thousand and no/100 ($2,000.00) Dollars, payable monthly in advance, paid on the first day of each month.

5.   USE OF PREMISES:

      The premises herein leased are to be used for the purpose of providing industrial sales, supplies or services. Lessee is obligated not to use the premises for any purpose that is unlawful or that tends to injure or depreciate the property.

6.   CONDITION AND MAINTENANCE:

      Lessee hereby accepts all of the improvements on the leased premises in their condition at the time of commencement of this lease and Lessee agrees to keep them in the same order as received during the term of this lease. The care, maintenance and repairs of the leased premises including but not limited to the entire building (interior and exterior), its locks, keys, drains, roof, slab, plumbing (even when injured by freeze), plate glass, rail and switch systems, septic tanks, and field stream, and signs are assumed by Lessee. The Lessee agrees to pay all bills for utilities, including water, sprinkler service, electricity, gas and other service and to comply, at Lessee's expense, with all ordinances and laws, now existing or to be enacted, and at the termination of cancellation of this lease to return the premises broom clean and free from trash, and in like good order as received by actual delivery of the keys to Lessor or Agent, the usual decay, wear and tear excepted. The provisions of this paragraph shall also apply to thereof, which is accepted in its present condition.

7.   INSURANCE:

      Lessee hereby assumes all liability for personal injury and/or property damage arising on the premises and agrees to hold Lessor harmless from any and all claims, demands, damages, costs and causes of action for personal injury and/or property damages arising on the premises. Lessee shall maintain at least $500,000 bodily injury and property damage liability insurance (C.S.L.), with Richard Lazes being included as an additional insured. Lessor shall be furnished with a certificate of insurance with a thirty (30) day notice of cancellation or material change coverage. Lessor in his sole judgment shall determine the insurable value of the building and improvements on the leased premises and Lessor shall maintain flood, fire, lightning and extended coverage insurance for said amount providing such insurance can be procured; and Lessee shall pay to Lessor, as additional rental, the actual amount of the yearly premium on said insurance provided however, that Lessee shall be obligated to put nothing on the leased premises which would forfeit the insurance, should the Lessee's occupation or business render the Lessor unable to secure proper insurance, should the Lessee's occupation or business render the Lessor unable to secure proper insurance, should the Lessee's occupation or business render the Lessor unable to secure proper insurance, then Lessee hereby grants to Lessor the option of canceling this lease, Lessee waiving all delays and agreeing to surrender possession at once if notified by Lessor to do so. Lessee shall be further obligated to notify Lessor, in writing, anytime the leased premises will be unoccupied, so that necessary vacancy permits may be obtained from Lessor's insurers and failure to comply with this provision shall make Lessee liable for any loss or damage sustained by Lessor.

      Nothing herein shall prevent Lessee from obtaining additional insurance for the benefit of Lessee upon improvements or contents on or in the leased premises.

     If the improvements on the leased premises are lost or damaged by fire or other casualty and such loss or damages may be repaired or replaced within one hundred twenty (120) days from date of such fire or casualty, Lessor shall have he option to either repair or replace the improvements at its costs or to notify Lessee, in writing, within thirty (30) days from the sate of such loss or damage that it will not undertake to repair or replace such loss or damage. Should Lessor refuse to make said repairs or replacements Lessee shall, at its option, have the right to cause such loss or damage to be repaired or replaced within one hundred twenty (120) days from date of loss or damage, at Lessee's expense; provided however, upon completion of said repair or replacement, Lessee shall certify to Lessor that all items of repair or replacement have been completed and the total cost hereof, and within ten (10) days of receipt of such certification, Lessor shall remit to Lessee either (a) the proceeds received by Lessor from the policy or policies of insurance covering said improvements or (b) the cost of such repair or replacement, whichever is less.

       If  neither  Lessor  nor  Lessee  undertakes  such  repair   or
replacement this lease shall terminate as of the date of said loss or damage.

      Should either Lessor or Lessee undertake the repair or the replacement of improvements under this lease, such repair or replacement shall return the premises to as nearly like their condition prior to such damage as shall be practical unless the parties agree otherwise in writing.

      If Lessor undertakes such repair or replacement, Lessee shall be entitled only to a reduction or remission of rent that shall be just and proportionate. If Lessee undertakes such repair or replacement, the Lessee shall be entitled only to a reduction or remission of rent that shall be just and proportionate but in no event to exceed the rental that would be due under this lease for a period on one hundred twenty (120) days.


8.   TAXES:

      For every year (or part of year) that this lease is in effect, Lessee agrees to pay as additional rental, all taxes on both the land and improvements lease herein and on nay improvements placed upon the premises by either Lessee or Lessor during the life of this lease, including all ad valorem taxes and ad valorem assessments and, in addition, the installment amount including principle and interest, for each lease year of all assessments now existing or hereafter assessed against the lease land on an acreage, front footage, or other than ad valorem basis. All such additional rental shall be paid by Lessee to Lessor within thirty (30) days after notice from Lessor to Lessee that the taxes are due. It is distinctly understood and agreed that Lessor shall have the right to join with others in requesting improvements on or adjacent to the leased premises to be paid for on an assessment basis and the fact that Lessor so joins in such request shall not in any manner relieve Lessee of the obligations with respect to payment of the amount of all assessments hereafter assessed against the leased land on an acreage, front footage, or other than ad valorem basis.

9.   PUBLIC TAKING:

      Should any portion of the premises leased herein, either land or improvement, be taken or condemned by any public authority or other authorities, government or private, having the power to condemn or exercise the power of expropriation or eminent domain, for use as a street or highway, pipeline, by a utility, or otherwise, Lessee shall not be entitled to any diminution of rent or any damages from Lessor, but Lessee shall look solely to such public authority for any damage or inconvenience Lessee may suffer thereby. Provided that if the premises and improvements thereon be so altered or destroyed by such condemnation or taking as to render it totally unfit for the purpose of Lessee as herein provided, then this lease shall terminate and both Lessee and Lessor shall be relieved of all further obligations hereunder.

10.       NOTICE:

      Any notices, demands or citations under this lease are to be in writing and addressed as follows:

                    To Lessor -    Richard Lazes
                              804 First Avenue
                              Harvey, LA  70058-2631

11.  SIGNS OR DECORATIONS:

      Lessee is obligated not to display in, or above the leased premises any sign or decoration, the nature of which, in the judgment of Lessor is dangerous, unsightly or detrimental to the property. Lessee is prohibited from painting any signs on the lease property without the written consent of Lessor, and Lessee is obligated to promptly remove at or before the expiration of this lease, any and all signs painted or place in or upon any part of the leased premises, to Lessor's satisfaction and Lessee is obligated to pay the cost of said removal, plus agent's or attorney's fees, in event of failure to carry out this obligation.

      Lessor also reserves the right to keep posted on the premises signs "For Sale" or "By Auction" at any time during the term of this lease and also cards "For Rent" during the one hundred twenty (120) days preceding the expiration of this lease; and Lessee must allow parties authorized by Lessor or agent to visit the premises in view of buying during the term of this lease and in view of renting for one hundred twenty (120) days prior to expiration, from 10 a.m. to 5 p.m.

12.  RESPONSIBILITY FOR DAMAGES:

      Lessee assumes responsibility for the condition of the premises and Lessor will not be responsible for damage caused by defects in the sprinkler system, by leaks in the roof, by bursting of pipes by freezing or otherwise, or by any vices or defects of the leased property, or the consequences thereof, except in the case of positive neglect or failure to take action toward the remedying of such defects as are required by the lease to be remedied by Lessor within reasonable time after having received written notice from Lessee of such defects and the damage caused thereby. Should Lessee fail to promptly so notify Lessor, in writing, of any such defects, Lessee will become responsible for any damage resulting to Lessor or other parties.

13.  VACATING PREMISES:

     In the event of the Lessee being absent from the premises, Lessor or his agent shall be notified in writing where keys may be had in order that the premises may be shown to prospective tenants or purchasers. In case of the failure of the Lessee to comply with the foregoing conditions, or should Lessee not permit the posting of signs or allow prospective tenants or purchasers to inspect the property, as provided herein, Lessor has the option to consider this lease renewed for one year under the same terms and conditions, or may hold Lessee responsible for damages, and Lessor or agent has the further option to enter the premises by any means, without responsibility to Lessee for any loss or damage resulting there from.

      Should the premises be vacated or abandoned by Lessee because of ejectment for breach hereof, or otherwise, or should the Lessee begin to remove personal property or goods to the prejudice of the Lessor's lien, then the rent for the unexpired term with Attorney's fees, shall at once become due and eligible, and Lessor, at his option, has the right to cancel the lease, or re-enter and let said premises for such price and on such terms as may be immediately obtainable and apply the net amount realized to the payment of the rent.

14.  SURRENDER OF PREMISES:

      At the expiration of this lease, or its termination for other causes, Lessee is obligated to immediately surrender possession, and should Lessee fail to do so, he consents to pay any and all damages, but in no case less than five (5) times the rent per day, with attorney's fees, costs, etc. Lessee also expressly waives any notice to vacate the expiration or termination of these lease and all legal delays, and hereby confesses judgment with costs placing Lessor in possession to be executed at once. Should Lessor allow or permit Lessee to remain in the leased premises after the expiration or termination of this lease, this shall not be construed as a reconduction of this lease, the lease shall continue in effect but on a month to month basis. In the event of any such month to month continuance the rent may be changed or the lease terminated upon thirty (30) days prior written notice. The time of this lease shall not be reconducted but all other conditions thereof shall continue to govern on a month to month basis.

15.  SUB-LEASE:

     Lessee shall not be permitted to mortgage its lease hold interest or any improvements upon the lease premise, to assign this lease, to rent or sub-let or grant use or the possession of the premises to any other party, without the written consent of the Lessor, and then only in accordance with the terms of this lease. Should Lessee desire to sub-let, permission must be obtained in writing through Lessor or Agent and such sub-lease shall be handled by Lessor's agent at expense of Lessee.

      No auction sales, or any sales of furniture, fixtures, etc., shall be conducted on the premises without the written consent of the Lessor or Agent.

16.  NON-PAYMENT OF RENT, ETC.:

      Should the Lessee at anytime violate any of the conditions of this lease, or discontinue the use of the premises for the purposes for which they are rented, or fail to pay the rent, water bill, or other expenses assumed under this lease, punctually at maturity, as stipulated; or upon the adjudication of Lessee in bankruptcy, the appointment of a receiver for Lessee, or the filing of a bankruptcy, receivership or respite petition by the Lessee, or upon Lessee's suspension, failure or insolvency; and should such violation continue for a period of ten (10) days after written notice has been given
Lessee, then, at the option of the Lessor, the rent for the whole unexpired term of this lease shall at once come due and eligible; and Lessor shall have the further option to at once demand the entire rent for the whole term, or to immediately cancel this lease, or to proceed for past due installments only, serving the right to later proceed for the remaining installments, all without putting Lessee in default, Lessee to remain responsible for all damages or losses suffered by Lessor, Lessee hereby assenting thereto and expressly waiving the legal notices to vacate the premise. Should an agent or attorney be employed to give special attention to the enforcement or protection of any claim or Lessor arising from this lease, Lessee shall pay, as fees and compensation to such Agent or Attorney an addition sum of ten (10%) percent of the amount of such claim, the minimum fee, however, to be $100.00, or if the claim be not for money, then such sum as well constitute a reasonable fee, together with all costs, charges and expenses.

      Failure to strictly and promptly enforce these conditions shall not operate as a waiver of Lessor's rights, Lessor expressly reserving the right to always enforce prompt payment of rent, or to cancel this lease, regardless of any indulgences or extensions previously granted. The receiving by Lessor, or Lessor's representative of any rent in arrears, or after notice of institution of any suit for possession, or for cancellation of this lease, will not be considered as a waiver of such notice of suit, or of any of the rights of Lessor.

17.  ADDITIONAL IMPROVEMENTS:

      Lessee is obligated not to make any additions or alterations whatever to the premises without Lessor's written approval. All additions, alterations or improvements made by Lessee with or without consent of Lessor, no matter how attached must remain the property of Lessor, unless otherwise stipulated herein, Lessor expressly waives all rights to compensation therefore. The Lessor, at his option, may require the building to be replaced in its original condition. Lessor or agent or workmen shall have the right to enter the premises at any time for the purpose of making repairs necessary for the preservation of the property.

18.  NUISANCES:

      Lessee agrees not to use the leased premises for, or to carry on or permit upon said premises any offensive or dangerous trade, business or occupation or any nuisance, including but not limited to offensive odors, dust or smoke; and Lessee shall not commit, or suffer to be committed, any waste upon the premises.

19.  RENOVATIONS:

      Lessee agrees to reimburse Lessor for all materials necessary to construct dividing wall running entire length of workshop. Lessor will provide labor to erect this wall. Lessee will be responsible for all costs assumed with necessary electrical service to suit his own electrical requirements.

      IN WITNESS WHEREOF the parties hereunto affixed their signatures at of this 2nd day of January, 1997.

RICHARD LAZES:                       WITNESS:





BY: /s/ Richard Lazes                /s/ Karen Butlon
        RICHARD LAZES




OIL STOP, INC.:                      WITNESS:



BY: /s/ Richard Lazes                /s/ Karen Butlon
        President